UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Concept Boulevard

Largo, FL 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 13, 2022, CONMED Corporation, a Delaware corporation (“CONMED”), completed its previously announced acquisition of In2Bones Global, Inc., a Delaware corporation (“In2Bones”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 4, 2022, by and among CONMED, In2Bones, Odyssey Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of CONMED (“Merger Sub”) and Sheryl Moroschak, solely in her capacity as representative of In2Bones’ equity holders (the “Holder Representative”), Merger Sub merged with and into In2Bones (the “Merger”), with In2Bones surviving the Merger as a wholly-owned subsidiary of CONMED.

Pursuant to the Merger Agreement, upon the closing of the Merger (the “Closing”), CONMED paid In2Bones’ equity holders an aggregate upfront payment of $145,000,000 in cash, as adjusted and payable pursuant to the Merger Agreement (the “Closing Purchase Price”). The adjustments to the Closing Purchase Price include, among others, (i) an upward adjustment for any cash held by In2Bones at the Closing, (ii) a downward adjustment for In2Bones’ outstanding indebtedness, transaction expenses and other related fees and expenses and (iii) an upward or downward, as applicable, net working capital adjustment based on a target range. The Merger Agreement also provides for earn-out payments to In2Bones’ equity holders in an amount up to $110,000,000 based on the achievement of certain revenue targets for In2Bones products during the sixteen (16) successive quarters commencing on July 1, 2022.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K filed with the SEC on May 5, 2022 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 13, 2022, CONMED issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 13, 2022, issued by CONMED Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President – Legal Affairs, General Counsel & Secretary

Date: June 13, 2022